Evergreen Small Cap Value Fund: Semiannual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Small Cap Value Fund, which covers the six-month period ended January 31, 2003.

Market analysis

The U.S. equity markets faced another challenging period over the past six months. Market gains were followed by significant pullbacks, as slower-than-expected economic growth and drastically reduced earnings estimates combined with geopolitical uncertainties to thwart all hopes for sustained rallies. Unfortunately, this pattern was repeated more than once over the past six months, as long-term investors continued to struggle in this volatile environment.

After reaching five-year lows during July, the equity markets rallied. Third-quarter growth appeared to recover from relative weakness in the second quarter, and leadership in Washington arrived at a series of laws designed to punish corporate criminals. The Sarbanes-Oxley Act of 2002 provided investors with the security that corporate CEOs and CFOs would now be required to attest to the veracity of their financial statements on a quarterly basis. However, seemingly just as this effort to assuage corporate mistrust became law, investors were once again confronted with the uncertain global situation. Saber rattling with Iraq increased late in the summer, and the anniversary of the September 11 attacks brought on renewed worries of further terrorist attacks.

The improved economic environment resulted in a return to profitability for many corporations during the third quarter, yet most companies issued only mild outlooks for the year-end quarter, and earnings estimates were drastically reduced early in the fourth quarter. Indeed, after original fourth quarter

LETTER TO SHAREHOLDERS continued

2002 consensus projections of earnings growth in excess of 30%, forecasts were reduced to the 10% range. This combination resulted in a return to the July lows, virtually wiping out the previously impressive rally.

Upon achieving the “double-bottom,” the market had two choices. It could have dramatically fallen farther, or it could have attracted the buyers who previously found value at those levels. Fortunately, the market experienced the latter and another impressive rally began. Evidence of slower economic growth convinced many investors that the Federal Reserve Board would once again reduce rates. After withstanding this pressure in October, monetary policymakers surprised investors with a larger-than-expected 50-basis point reduction in interest rates at the November meeting. In addition, the strength of Republicans in the November mid-term elections also seemed to favor equity investors. However, the recent rally, built possibly on the anticipation of these events, quickly stalled as the old adage “buy on the rumor, sell on the news” returned once again to haunt long-term investors. After several rallies and subsequent pullbacks, stocks finished 2002 down for the third consecutive year, a phenomenon that had not occurred in more than six decades.

The pattern of fits and starts for equities continued into 2003. After rising almost 6% in the first two weeks of trading in January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. The 3% decline for the year’s opening month can be attributed to further worries about terror and war, as well as the possibility that political infighting regarding President Bush’s proposed fiscal package can be expected to last months.

Despite these challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for

LETTER TO SHAREHOLDERS continued

much, if not all, of 2003. In this environment, we project operating earnings growth of 8% for companies in the Standard & Poor’s 500 Index (S&P 500). As clarity emerges on the geopolitical front, and if favorable fiscal policy becomes law, then our forecasted year-end fair value range of 1000 to 1050 for the S&P 500 could prove conservative.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

“A reduction in market volatility and early signs of an increase in economic activity should provide a positive backdrop for the market. The likelihood of fiscal stimulus later this year also should potentially help the equity markets. We believe that once uncertainty regarding geopolitical issues is resolved we can expect to see stronger economic activity and a decline in market volatility, which may help the fund’s relative performance.”

MANAGEMENT TEAM

James M. Tringas, CFA
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 10/1/1993
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	1/3/1995	1/3/1995	1/24/1995	10/1/1993	6/30/2000

6-month return with sales
charge	-12.97%	-12.54%	-9.89%	N/A	N/A

6-month return w/o sales
charge	-7.68%	-8.06%	-8.07%	-7.62%	-7.71%

Average Annual Return*

1 year with sales charge	-22.60%	-22.48%	-20.10%	N/A	N/A

1 year w/o sales charge	-17.88%	-18.51%	-18.50%	-17.68%	-17.90%

5 year	0.57%	0.62%	0.78%	2.02%	1.88%

Since portfolio inception	8.40%	8.37%	8.23%	9.32%	9.25%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	-0.46%	-1.26%	-1.25%	-0.23%	-0.49%

6-month capital gain
distributions per share	$0.43	$0.43	$0.43	$0.43	$0.43

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Small Cap Value Fund Class A shares,1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of January 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -7.68% for the six-month period ended January 31, 2003, excluding any applicable sales charges. During the same period, the Russell 2000 Value Index returned -5.74% and the median return of funds in the Lipper Small Cap Value Funds Classification was -5.11%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment like during the six-month period?

It was another challenging period for equity investors, characterized by marked volatility and investor uncertainty. Consumer sentiment, which had remained strong throughout the past year, weakened amid concerns of increasing corporate layoffs and mixed economic reports. Corporations were focused more on cost-cutting measures than capital expenditures, despite a low interest rate environment. These factors combined with the growing threat of war with Iraq to put downward pressure on stock prices and fuel investor pessimism. Despite a strong showing in the fourth quarter of 2002, most major equity indexes posted negative returns for the six-month period ended January 31, 2003.

PORTFOLIO CHARACTERISTICS
(as of 1/31/2003)

Total Net Assets	$635,490,740

Number of Holdings	133

Beta*	0.77

R-squared*	0.51

P/E Ratio	14.8x

*As of 12/31/2002

What factors affected performance the most during the period?

Favorable stock selection in the healthcare sector benefited the fund’s performance. Specifically, Watson Pharmaceuticals, Inc., a manufacturer of generic and branded pharmaceuticals, exceeded fourth quarter earnings estimates and raised earnings guidance for 2003. The stock increased by more than 40% during the period. Quintiles Transnational Corp., a provider of services to assist in the research and development of new drugs or medical devices, was another strong performer for the fund, returning 28% for the period. Sybron Dental Specialties, Inc., a manufacturer of dental products and equipment, also performed well for the fund. The stock gained 25% for the period as a result of announcements of strong internal growth and confidence regarding achieving 2003 projections. Lastly, Health Net, Inc., a managed care provider, increased by 20% over the period. We sold our entire position in the company as the stock reached our price target.

In the materials sector, the fund’s relatively large position in Massey Energy, the nation’s fifth-largest coal producer, appreciated 10% during the period. The stock price declined last summer as a result of an industry-wide oversupply of coal and regulatory issues. We took advantage of this weakness in the stock price to add to the fund’s holdings at what we believed was an attractive valuation.

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 SECTORS
(as a percentage of 1/31/2003 net assets)

Industrials	21.9%

Consumer Discretionary	19.9%

Financials	16.3%

Information Technology	12.0%

Health Care	9.0%

What areas detracted from the fund’s performance?

A detractor from the fund’s performance was our position in GrafTech International, Ltd., a manufacturer of graphite and carbon electrodes used primarily in the mini-mill steel industry. The stock was hurt by lower-than-expected margins in the graphite electrode business and declined 51% for the period. As a result of declining fundamentals and our concerns regarding the company’s financial leverage, we sold some of our GrafTech holdings during the period.

Another stock that held back the fund’s performance was the Pittston Company, which declined 31% over the six months. Pittston’s two principal businesses include Brinks, Inc. and Brink’s Home Security. The stock came under pressure due to slower-than-expected progress in divesting the company’s coal assets and higher-than-expected pension expenses. Coal sales are now 85% complete and we believe that the company’s principal businesses are undervalued based upon strong projected cash flows from operations. When the company announces the sale of its remaining coal assets, we believe investors will become increasingly interested in the stock.

With respect to sector allocation, the fund’s underweighting in financials relative to its benchmark held back performance. Financial stocks were among the best performing sectors in the index for the period.

TOP 10 HOLDINGS
(as a percentage of 1/31/2003 net assets)

Chiquita Brands International, Inc.	2.1%

Massey Energy Corp.	1.8%

Maxtor Corp.	1.8%

Wellman, Inc.	1.6%

Olin Corp.	1.6%

Transaction Systems Architects, Inc.	1.6%

United Stationers, Inc.	1.5%

Linens 'n Things, Inc.	1.5%

NUI Corp.	1.4%

Joy Global, Inc.	1.4%

What is your outlook for the next six months?

Looking forward, we are cautiously optimistic regarding the outlook for small cap value stocks. We believe that valuations are attractive given the current level of interest rates and inflation and the strong productivity we have seen over the past year. A reduction in market volatility and early signs of an increase in economic activity should provide a positive backdrop for the market. The likelihood of fiscal stimulus later this year also should potentially help the equity markets. We believe that once uncertainty regarding geopolitical issues is resolved we can expect to see stronger economic activity and a decline in market volatility, which may help the fund’s relative performance.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$18.10	$19.73	$15.40	$15.57	$15.75	$15.69
Income from investment operations
Net investment income (loss)	-0.02	-0.07	-0.03	0.05	0.26	0.29
Net realized and unrealized gains or losses on securities	-1.36	-1.09	4.36	-0.18	0.04	0.24
Total from investment operations	-1.38	-1.16	4.33	-0.13	0.30	0.53

Distributions to shareholders from
Net investment income	0	0	0	-0.04	-0.30	-0.28
Net realized gains	-0.43	-0.47	0	0	-0.18	-0.19
Total distributions to shareholders	-0.43	-0.47	0	-0.04	-0.48	-0.47

Net asset value, end of period	$16.29	$18.10	$19.73	$15.40	$15.57	$15.75
Total return[1]	-7.68%	-5.91%	28.12%	-0.85%	2.17%	3.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$215,553	$226,036	$100,630	$48,166	$59,451	$54,142
Ratios to average net assets
Expenses[2]	1.61%[3]	1.48%	1.56%	1.76%	1.67%	1.68%
Net investment income (loss)	-0.22%[3]	-0.36%	-0.11%	0.41%	1.85%	1.95%
Portfolio turnover rate	32%	67%	98%	138%	54%	18%

1. Excluding applicable sales charges 2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. 3. Annualized See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002[1]	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$17.62	$19.36	$15.23	$15.48	$15.67	$15.64
Income from investment operations
Net investment income (loss)	-0.08	-0.22	-0.13	-0.07	0.16	0.19
Net realized and unrealized gains or losses on securities	-1.33	-1.05	4.26	-0.17	0.02	0.22
Total from investment operations	-1.41	-1.27	4.13	-0.24	0.18	0.41

Distributions to shareholders from
Net investment income	0	0	0	-0.01	-0.19	-0.19
Net realized gains	-0.43	-0.47	0	0	-0.18	-0.19
Total distributions to shareholders	-0.43	-0.47	0	-0.01	-0.37	-0.38

Net asset value, end of period	$15.78	$17.62	$19.36	$15.23	$15.48	$15.67
Total return[2]	-8.06%	-6.60%	27.12%	-1.55%	1.35%	2.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$133,755	$147,476	$90,483	$69,450	$110,809	$130,191
Ratios to average net assets
Expenses[3]	2.35%[4]	2.23%	2.31%	2.51%	2.42%	2.43%
Net investment income (loss)	-0.97%[4]	-1.11%	-0.83%	-0.32%	1.15%	1.20%
Portfolio turnover rate	32%	67%	98%	138%	54%	18%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002[1]	2001	2000	1999	1998
CLASS C
Net asset value, beginning of period	$17.59	$19.33	$15.20	$15.46	$15.66	$15.63
Income from investment operations
Net investment income (loss)	-0.08	-0.22	-0.15	-0.08	0.16	0.19
Net realized and unrealized gains or losses on securities	-1.33	-1.05	4.28	-0.17	0.01	0.22
Total from investment operations	-1.41	-1.27	4.13	-0.25	0.17	0.41

Distributions to shareholders from
Net investment income	0	0	0	-0.01	-0.19	-0.19
Net realized gains	-0.43	-0.47	0	0	-0.18	-0.19
Total distributions to shareholders	-0.43	-0.47	0	-0.01	-0.37	-0.38

Net asset value, end of period	$15.75	$17.59	$19.33	$15.20	$15.46	$15.66
Total return[2]	-8.07%	-6.61%	27.17%	-1.62%	1.28%	2.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,428	$55,204	$23,618	$12,637	$22,842	$26,197
Ratios to average net assets
Expenses[3]	2.35%[4]	2.23%	2.31%	2.50%	2.42%	2.43%
Net investment income (loss)	-0.97%[4]	-1.11%	-0.85%	-0.29%	1.15%	1.20%
Portfolio turnover rate	32%	67%	98%	138%	54%	18%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002[1]	2001	2000	1999	1998
CLASS I
Net asset value, beginning of period	$18.24	$19.82	$15.43	$15.57	$15.77	$15.71
Income from investment operations
Net investment income (loss)	0	-0.02	0.02	0.05	0.33	0.34
Net realized and unrealized gains or losses on securities	-1.38	-1.09	4.37	-0.14	-0.02	0.24
Total from investment operations	-1.38	-1.11	4.39	-0.09	0.31	0.58

Distributions to shareholders from
Net investment income	0	0	0	-0.05	-0.33	-0.33
Net realized gains	-0.43	-0.47	0	0	-0.18	-0.19
Total distributions to shareholders	-0.43	-0.47	0	-0.05	-0.51	-0.52

Net asset value, end of period	$16.43	$18.24	$19.82	$15.43	$15.57	$15.77
Total return	-7.62%	-5.62%	28.45%	-0.59%	2.31%	3.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$234,783	$254,880	$130,597	$92,921	$56,903	$96,556
Ratios to average net assets
Expenses[2]	1.36%[3]	1.22%	1.31%	1.50%	1.42%	1.39%
Net investment income (loss)	0.03%[3]	-0.11%	0.17%	0.70%	2.19%	2.23%
Portfolio turnover rate	32%	67%	98%	138%	54%	18%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,
	(unaudited)	2002[1]	2001	2000[2]
CLASS IS
Net asset value, beginning of period	$18.14	$19.77	$15.43	$15.61
Income from investment operations
Net investment loss	-0.02	-0.07	-0.01	0
Net realized and unrealized gains or losses on securities	-1.37	-1.09	4.35	-0.18
Total from investment operations	-1.39	-1.16	4.34	-0.18

Distributions to shareholders from
Net realized gains	-0.43	-0.47	0	0

Net asset value, end of period	$16.32	$18.14	$19.77	$15.43
Total return	-7.71%	-5.89%	28.13%	-1.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$972	$1,045	$1,479	$1,355
Ratios to average net assets
Expenses[3]	1.61%[4]	1.48%	1.56%	1.78%[4]
Net investment loss	-0.22%[4]	-0.36%	-0.07%	-0.02%[4]
Portfolio turnover rate	32%	67%	98%	138%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from June 30, 2000 (commencement of class operations), to July 31, 2000.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 98.0%
CONSUMER DISCRETIONARY 19.9%
Auto Components 0.4%
Arvinmeritor, Inc.	149,800	$ 2,545,102
Hotels, Restaurants & Leisure 0.7%
Orient Express Hotels, Ltd., Class A * (p)	78,462	898,390
Prime Hospitality Corp. *	462,741	3,512,204
4,410,594
Household Durables 3.6%
Furniture Brands International, Inc. *	337,000	7,221,910
Libbey, Inc.	192,200	4,582,048
Oneida, Ltd.	441,900	4,852,062
Snap-on, Inc.	244,700	6,239,850
22,895,870
Leisure Equipment & Products 2.4%
Boyds Collection, Ltd. * (p)	762,900	4,989,366
Brunswick Corp.	134,400	2,616,768
Callaway Golf Co. (p)	468,300	5,610,234
National RV Holdings, Inc. * (p)	333,500	2,134,400
15,350,768
Media 1.1%
Reader’s Digest Association, Inc., Class A	546,800	7,042,784
Multi-line Retail 1.4%
Neiman Marcus Group, Class A **	147,900	4,181,133
Stein Mart, Inc. *	831,300	4,513,959
8,695,092
Specialty Retail 5.4%
Abercrombie & Fitch Co., Class A *	159,800	4,448,832
Barnes & Noble, Inc. *	471,100	8,197,140
Bebe Stores, Inc. * (p)	191,500	3,062,085
Childrens Place Retail Stores, Inc. * (p)	322,615	3,439,076
Linens ’n Things, Inc. *	408,100	9,512,811
Wet Seal, Inc. * (p)	659,000	5,865,100
Zale Corp. *	2,400	73,200
34,598,244
Textiles & Apparel 4.9%
Cutter & Buck, Inc. *	356,700	1,394,340
Kenneth Cole Productions, Inc., Class A * (p)	259,300	6,295,804
Maxwell Shoe, Inc., Class A *	219,600	2,409,012
Nautica Enterprises, Inc. *	577,000	6,191,210
Russell Corp.	86,500	1,386,595
Superior Uniform Group, Inc.	241,900	2,939,085
Wellman, Inc.	846,800	10,415,640
31,031,686
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 5.2%
Food & Drug Retailing 1.7%
Casey’s General Stores, Inc.	757,500	$ 8,627,925
Longs Drug Stores Corp.	100,200	2,137,266
10,765,191
Food Products 3.5%
Chiquita Brands International, Inc.	873,500	13,207,320
Delta & Pine Land Co.	265,100	5,341,765
Lance, Inc.	331,700	3,774,746
22,323,831
ENERGY 4.1%
Energy Equipment & Services 2.7%
Key Energy Services, Inc. *	984,700	9,118,322
Tidewater, Inc.	174,800	5,086,680
Veritas DGC, Inc. *	358,300	2,823,404
17,028,406
Oil & Gas 1.4%
Spinnaker Exploration Co. *	258,866	5,143,668
St. Mary Land & Exploration Co. (p)	165,000	4,078,800
9,222,468
FINANCIALS 16.3%
Banks 7.0%
Britton & Koontz Capital Corp. (p)	76,600	1,126,403
Brookline Bancorp, Inc.	546,200	6,897,960
Colonial BancGroup, Inc.	533,800	6,320,192
Columbia Banking System, Inc.	374,769	4,890,735
Cullen/Frost Bankers, Inc.	142,800	4,436,796
First Indiana Corp.	57,600	1,008,000
First Midwest Bancorp, Inc.	63,300	1,668,588
First State Bancorp	151,228	3,629,472
Gold Banc Corp., Inc. (p)	545,300	5,671,120
Mid-State Bancshares	255,000	4,286,550
Summit Bankshares, Inc. (p)	69,022	1,356,282
Washington Trust Bancorp, Inc.	170,387	3,354,920
44,647,018
Diversified Financials 1.3%
SWS Group, Inc. (p)	377,700	5,722,155
Westwood Holdings Group, Inc. (p)	163,199	2,164,019
7,886,174
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.4%
Alfa Corp.	284,500	$ 3,405,465
FBL Financial Group, Inc., Class A	131,900	2,583,921
Harleysville Group, Inc.	140,400	3,559,140
Horace Mann Educators Corp.	602,700	8,654,772
Phoenix Companies, Inc. * (p)	140,900	1,169,470
PMA Capital Corp., Class A (p)	654,549	8,705,502
28,078,270
Real Estate 3.6%
AMB Property Corp. REIT	57,500	1,589,875
Brandywine Realty Trust REIT	160,300	3,206,000
Highwoods Properties, Inc. REIT	202,800	4,498,104
Kilroy Realty Corp. REIT	145,600	3,181,360
La Quinta Corp. REIT REIT *	294,500	1,222,175
Prentiss Properties Trust REIT	120,200	3,200,926
Reckson Association Realty Corp. REIT (p)	303,700	6,195,480
23,093,920
HEALTH CARE 9.0%
Biotechnology 0.8%
Protein Design Labs, Inc. *	626,800	5,315,264
Health Care Equipment & Supplies 2.6%
Exactech, Inc. *	58,700	1,459,282
Sybron Dental Specialties, Inc. *	389,533	6,384,446
Viasys Healthcare, Inc. *	563,500	8,424,325
16,268,053
Health Care Providers & Services 3.2%
Owens & Minor, Inc. (p)	413,500	6,678,025
Quintiles Transnational Corp. *	423,400	5,381,414
Stewart Enterprises, Inc., Class A *	1,510,000	7,987,900
20,047,339
Pharmaceuticals 2.4%
IVAX Corp. *	728,900	8,491,685
Watson Pharmaceuticals, Inc. *	223,300	6,761,524
15,253,209
INDUSTRIALS 21.9%
Aerospace & Defense 2.2%
Gencorp, Inc. (p)	482,400	3,714,480
Kaman Corp., Class A	146,900	1,520,415
Ladish Co., Inc. *	444,500	2,689,225
United Defense Industries, Inc. *	266,375	6,326,406
14,250,526
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Air Freight & Couriers 1.8%
CNF Transportation, Inc.	169,300	$ 5,099,316
Pacer International, Inc. *	457,600	6,246,240
11,345,556
Building Products 1.3%
Apogee Enterprises, Inc.	487,200	4,521,216
York International Corp.	161,200	3,830,112
8,351,328
Commercial Services & Supplies 4.2%
Pittston Brink’s Group	409,400	6,386,640
Robbins & Myers, Inc.	189,600	3,185,280
Spherion Corp. *	1,279,000	7,482,150
United Stationers, Inc. *	427,600	9,518,376
26,572,446
Construction & Engineering 0.8%
Butler Manufacturing Co.	161,900	3,238,000
Insituform Technologies, Inc., Class A * (p)	155,800	2,139,134
5,377,134
Machinery 10.0%
Albany International Corp., Class A	314,500	7,444,215
Astec Industries, Inc. *	208,600	1,898,260
Circor International, Inc.	100,800	1,597,680
Crane Co.	230,300	3,712,436
Joy Global, Inc. * (p)	829,300	9,196,937
Kaydon Corp.	136,600	2,834,450
Kennametal, Inc.	228,100	7,221,646
Lincoln Electric Holdings, Inc.	328,700	7,303,714
Mueller Industries, Inc. *	232,400	5,914,580
Pentair, Inc.	133,400	4,899,782
Tecumseh Products Co., Class A	21,000	894,600
Wabtec	381,502	4,578,024
Watts Industries, Inc., Class A	436,700	6,087,598
63,583,922
Road & Rail 1.0%
U.S. Freightways Corp.	229,300	6,028,297
Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	224,800	3,702,456
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 12.0%
Communications Equipment 0.3%
Adaptec, Inc. * (p)	306,200	$ 1,812,704
Computers & Peripherals 2.7%
Gateway, Inc. *	1,733,900	4,542,818
Maxtor Corp. *	1,934,200	11,469,806
SBS Technologies, Inc. *	137,700	1,288,872
17,301,496
Electronic Equipment & Instruments 0.7%
LSI Industries, Inc.	64,350	648,005
Park Electrochemical Corp. (p)	24,500	398,125
Teledyne Technologies, Inc. *	290,500	3,645,775
4,691,905
IT Consulting & Services 0.7%
Answerthink Consulting Group *	544,800	1,307,520
Pomeroy Computer Resources, Inc.	339,200	2,832,320
4,139,840
Semiconductor Equipment & Products 3.4%
Axcelis Technologies, Inc. *	665,000	4,408,285
Cypress Semiconductor Corp. *	668,000	3,507,000
Helix Technology Corp. (p)	457,800	3,937,080
Mattson Technology, Inc. * (p)	1,316,400	3,106,704
Ultratech Stepper, Inc. * (p)	572,200	6,723,350
21,682,419
Software 4.2%
FileNet Corp. *	583,500	7,293,750
NetIQ Corp. *	292,800	3,498,960
SonicWall, Inc. * (p)	1,654,900	6,002,322
Transaction Systems Architects, Inc., Class A *	1,461,900	9,867,825
26,662,857
MATERIALS 7.8%
Chemicals 4.3%
Cambrex Corp.	243,400	6,255,380
MacDermid, Inc.	143,900	3,029,095
Olin Corp. (p)	619,900	9,992,788
Spartech Corp.	403,500	7,868,250
27,145,513
Containers & Packaging 1.0%
AptarGroup, Inc.	119,400	3,424,392
Rock-Tennessee Co., Class A	219,400	3,012,362
6,436,754
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 2.1%
GrafTech International, Ltd. *	430,100	$ 1,655,885
Massey Energy Corp. (p)	1,433,300	11,609,730
13,265,615
Paper & Forest Products 0.4%
Louisiana Pacific Corp. *	335,200	2,446,960
UTILITIES 1.8%
Gas Utilities 1.8%
Chesapeake Utilities Corp.	37,300	738,913
NICOR, Inc.	49,600	1,559,920
NUI Corp. (p)	577,200	9,206,340
11,505,173
Total Common Stocks		622,802,184
SHORT-TERM INVESTMENTS 11.3%
MUTUAL FUND SHARES 11.3%
Evergreen Institutional Money Market Fund (o)	5,986,320	5,986,320
Navigator Prime Portfolio (pp)	65,652,826	65,652,826
Total Short-Term Investments		71,639,146
Total Investments (cost $788,265,135) 109.3%		694,441,330
Other Assets and Liabilities (9.3%)		(58,950,590)
Net Assets 100.0%		$ 635,490,740

(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
*	Non-income producing security.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 788,265,135
Net unrealized losses on securities	(93,823,805)

Market value of securities	694,441,330
Receivable for securities sold	7,436,189
Receivable for Fund shares sold	597,288
Dividends and interest receivable	347,262
Prepaid expenses and other assets	330,109

Total assets	703,152,178

Liabilities
Payable for securities purchased	1,053,155
Payable for Fund shares redeemed	835,126
Payable for securities on loan	65,652,826
Advisory fee payable	43,567
Distribution Plan expenses payable	19,455
Due to other related parties	5,189
Accrued expenses and other liabilities	52,120

Total liabilities	67,661,438

Net assets	$ 635,490,740

Net assets represented by
Paid-in capital	$ 765,110,491
Undistributed net investment loss	(1,179,449)
Accumulated net realized losses on securities	(34,616,497)
Net unrealized losses on securities	(93,823,805)

Total net assets	$ 635,490,740

Net assets consists of
Class A	$ 215,552,760
Class B	133,755,472
Class C	50,428,279
Class I	234,782,616
Class IS	971,613

Total net assets	$ 635,490,740

Shares outstanding
Class A	13,235,824
Class B	8,477,192
Class C	3,201,866
Class I	14,290,741
Class IS	59,523

Net asset value per share
Class A	$ 16.29
Class A -- Offering price (based on sales charge of 5.75%)	$ 17.28
Class B	$ 15.78
Class C	$ 15.75
Class C -- Offering price (based on sales charge of 1.00%)	$ 15.91
Class I	$ 16.43
Class IS	$ 16.32

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended January 31, 2003

Investment income
Dividends	$ 4,464,548
Interest	216,600

Total investment income	4,681,148

Expenses
Advisory fee	2,828,264
Distribution Plan expenses
Class A	280,086
Class B	722,263
Class C	270,663
Class IS	1,287
Administrative services fees	337,608
Transfer agent fee	1,224,014
Trustees’ fees and expenses	6,653
Printing and postage expenses	27,033
Custodian fee	77,951
Registration and filing fees	93,563
Professional fees	10,012
Other	142,531

Total expenses	6,021,928
Less: Expense reductions	(1,677)
Fee waivers	(171,445)

Net expenses	5,848,806

Net investment loss	(1,167,658)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(27,401,067)
Net change in unrealized gains or losses on securities	(26,495,299)

Net realized and unrealized gains or losses on securities	(53,896,366)

Net decrease in net assets resulting from operations	$ (55,064,024)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2003		Year Ended
	(unaudited)		July 31, 2002

Operations
Net investment loss		$ (1,167,658)		$ (2,629,050)
Net realized gains or losses on securities		(27,401,067)		26,792,893
Net change in unrealized gains or losses
on securities		(26,495,299)		(101,135,377)

Net decrease in net assets resulting
from operations		(55,064,024)		(76,971,534)

Distributions to shareholders from
Net realized gains
Class A		(5,416,547)		(3,021,294)
Class B		(3,616,710)		(2,430,606)
Class C		(1,362,576)		(708,726)
Class I		(6,145,338)		(3,303,120)
Class IS		(25,161)		(35,539)

Total distributions to shareholders		(16,566,332)		(9,499,285)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	3,834,048	65,608,138	10,689,456	219,490,735
Class B	1,037,091	17,417,437	4,987,144	101,178,220
Class C	464,041	7,785,330	2,459,660	49,789,446
Class I	2,676,401	46,585,066	10,353,973	215,414,017
Class IS	1,357	23,923	4,050	84,722

		137,419,894		585,957,140

Net asset value of shares issued in reinvestment of distributions
Class A	314,513	5,236,662	157,931	2,898,043
Class B	204,257	3,298,726	120,103	2,155,861
Class C	71,080	1,145,806	33,618	602,443
Class I	364,453	6,115,526	177,438	3,275,503
Class IS	1,503	25,064	1,933	35,539

		15,821,784		8,967,389

Automatic conversion of Class B shares to Class A shares
Class A	97,047	1,672,403	130,342	2,782,669
Class B	(99,900)	(1,672,403)	(133,500)	(2,782,669)

		0		0

Payment for shares redeemed
Class A	(3,494,499)	(59,262,192)	(3,592,886)	(71,017,140)
Class B	(1,034,219)	(16,985,389)	(1,277,150)	(24,223,568)
Class C	(471,645)	(7,735,748)	(576,576)	(11,018,277)
Class I	(2,726,453)	(46,761,997)	(3,142,742)	(63,877,786)
Class IS	(922)	(15,583)	(23,225)	(483,792)

		(130,760,909)		(170,620,563)

Net increase in net assets resulting from capital share transactions		22,480,769		424,303,966

Total increase (decrease) in net assets		(49,149,587)		337,833,147
Net assets
Beginning of period		684,640,327		346,807,180

End of period		$ 635,490,740		$ 684,640,327

Undistributed net investment loss		$ (1,179,449)		$ (11,791)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A and Class IS. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.90% and declining to 0.70% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made. Total amounts subject to recoupment as of six months ended January 31, 2003 were $50,819.

During the six months ended January 31, 2003, the investment advisor waived its fees in the amount of $171,445, which represents 0.05% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2003, the Fund paid brokerage commissions of $243,042 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees attributable to each class are as follows:

Average Daily
Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $247,459,352 and $201,269,142, respectively, for the six months ended January 31, 2003.

The Fund loaned securities during the six months ended January 31, 2003 to certain brokers. At January 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $62,345,871 and $65,652,826, respectively. During the six months ended January 31, 2003, the Fund earned $86,089 in income from securities lending.

On January 31, 2003, the aggregate cost of securities for federal income tax purposes was $788,265,135. The gross unrealized appreciation and depreciation on securities based on tax cost was $14,772,082 and $108,595,887, respectively, with a net unrealized depreciation of $93,823,805.

As of July 31, 2002, the Fund had $9,174,503 in capital loss carryovers for federal income tax purposes with $6,124,802 expiring in 2006, and $3,049,701 expiring in 2007.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended July 31, 2002 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions of $1,677 which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended January 31, 2003, the Fund had no borrowings under this agreement.

10. REORGANIZATION

At a special meeting of the Board of Trustees held on February 11, 2003, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Evergreen Special Values Fund, a series of Evergreen Equity Trust, will acquire the assets and assume the identified liabilities of the Fund in exchange for shares of Evergreen Special Values Fund.

A special meeting of shareholders will be held on May 30, 2003 to consider and vote on the Plan. On or about April 11, 2003, materials for this meeting will be mailed to shareholders of record on February 28, 2003.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

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Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034